SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

______________________________________

Date of report (Date of earliest event reported): December 11, 2009

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In a letter dated December 11, 2009, the Company notified its shareholders that the annual meeting of shareholders has been rescheduled to June 15, 2010. The shareholder letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Shareholder letter dated December 11, 2009

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: December 11, 2009	By:	/s/ George R. Jensen, Jr.
George R. Jensen, Jr.,
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

99.1	Shareholder letter dated December 11, 2009